Exhibit 10.1

EXECUTION VERSION

FORM OF SHAREHOLDER SUPPORT AGREEMENT AND DEED

This SHAREHOLDER SUPPORT AGREEMENT AND DEED (this “Agreement”) is made and entered into as of March 6, 2026, by and among (i) SMART KREATE GROUP LIMITED, an exempted company limited by shares incorporated under the laws of the Cayman Islands (“PubCo”), (ii) Quetta Acquisition Corporation, a Delaware corporation (“SPAC”), and (iii) the Persons listed on Schedule A hereto (each, a “Shareholder” and collectively, the “Shareholders”). Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to such terms in that certain Business Combination Agreement, dated as of March 6, 2026 (as amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among PubCo, SPAC, SKG Merger Sub 1 Limited, a Cayman Islands exempted company and a wholly owned subsidiary of PubCo (“Merger Sub 1”), SKG Merger Sub 2 Limited , a British Virgin Islands business company and a wholly owned subsidiary of PubCo (“Merger Sub 2”), and Smart Kreate Group Limited, a BVI business company (the “Company”).

WHEREAS, PubCo, SPAC, SKG Merger Sub 1 Limited, an exempted company limited by shares incorporated under the laws of the Cayman Islands and a direct wholly owned subsidiary of PubCo (“Merger Sub 1”), SKG Merger Sub 2 Limited, a business company with limited liability incorporated under the laws of the British Virgin Islands and a direct wholly owned subsidiary of PubCo (“Merger Sub 2”), and Smart Kreate Group Limited, a business company with limited liability incorporated under the laws of the British Virgin Islands (the “Company”), are concurrently herewith entering into the Business Combination Agreement, pursuant to which, among other things, (i) SPAC will merge with and into Merger Sub 1 (the “Initial Merger”), with Merger Sub 1 surviving such merger as a wholly owned subsidiary of PubCo, and (ii) Merger Sub 2 will merge with and into the Company (the “Acquisition Merger”), with the Company surviving such merger as a wholly owned subsidiary of PubCo;

WHEREAS, each Shareholder is, as of the date of this Agreement, the sole legal and beneficial owner of the number and class of shares of the Company set forth opposite such Shareholder’s name on Schedule A hereto (collectively, the “Company Shares”), and such Company Shares, together with any additional shares of the Company or other equity securities of the Company acquired by such Shareholder after the date of this Agreement and during the term of this Agreement (including upon the exercise, settlement or conversion of any Company equity awards), are collectively referred to herein as such Shareholder’s “Subject Shares”; and

WHEREAS, as a condition to their willingness to enter into the Business Combination Agreement, SPAC, the Company and PubCo have requested that the Shareholders enter into this Agreement.

NOW, THEREFORE, in consideration of the premises set forth above, which are incorporated in this Agreement as if fully set forth below, and the representations, warranties, covenants and agreements contained in this Agreement and the Business Combination Agreement, and intending to be legally bound hereby, the parties hereto agree as follows:

Article I.
Representations and Warranties of the Shareholders

Each Shareholder hereby represents and warrants to SPAC, the Company and PubCo as follows:

1.1 Organization and Standing. If such Shareholder is not a natural person, such Shareholder is duly organized, validly existing and in good standing (to the extent such concept is recognized in the applicable jurisdiction) under the Laws of its jurisdiction of incorporation or organization and has all requisite corporate or other organizational power and authority to own, lease and operate its properties and to carry on its business as currently conducted. If such Shareholder is not a natural person, such Shareholder is duly qualified or licensed to do business and is in good standing (to the extent applicable) in each jurisdiction in which the character of its properties or the nature of its activities makes such qualification or licensing necessary, except where the failure to be so qualified, licensed or in good standing would not reasonably be expected to prevent, materially delay or impair such Shareholder’s ability to perform its obligations under this Agreement.

1.2 Authorization; Binding Agreement. If such Shareholder is not a natural person, such Shareholder has all requisite corporate or other organizational power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement by such Shareholder and the consummation of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate or other organizational action on the part of such Shareholder, and no other proceedings on the part of such Shareholder are necessary to authorize this Agreement or the performance of its obligations hereunder. If such Shareholder is a natural person, such Shareholder has full legal capacity, right and authority to execute and deliver this Agreement and to perform his or her obligations hereunder. This Agreement has been duly executed and delivered by such Shareholder and, assuming the due authorization, execution and delivery by the other parties hereto, constitutes a valid and binding obligation of such Shareholder, enforceable against such Shareholder in accordance with its terms, subject to (a) applicable bankruptcy, insolvency, reorganization, moratorium and other Laws of general application affecting creditors’ rights generally, and (b) general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity). If such Shareholder is a natural person who is married and resides in a community property jurisdiction, such Shareholder’s spouse has executed and delivered a spousal consent in the form attached hereto as Annex I concurrently with the execution of this Agreement.

1.3 Governmental Approvals. No Governmental Order on the part of such Shareholder is required to be obtained or made in connection with the execution, delivery or performance by such Shareholder of this Agreement or the consummation by such Shareholder of the transactions contemplated hereby, other than (a) applicable requirements, if any, of the Securities Act, the Exchange Act, and/ or any state “blue sky” securities Laws, and the rules and regulations thereunder and (b) where the failure to obtain or make such Governmental Order or to make such filings or notifications has not had, and would not reasonably be expected to have, individually or in the aggregate, an adverse effect on the ability of such Shareholder to enter into and perform this Agreement and to consummate the transactions contemplated hereby.

1.4 Non-Contravention. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and compliance with any of the provisions hereof by such Shareholder do not and will not (a) conflict with or violate any provision of the Organizational Documents of such Shareholder (if such Shareholder is not a natural person), (b) conflict with or violate any Law or Governmental Order applicable to such Shareholder or any of its, his or her properties or assets, or (c) (i) violate, conflict with or result in a breach of, (ii) constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, (iii) result in the termination, withdrawal, suspension, cancellation or modification of, (iv) accelerate the performance required by such Shareholder under, (v) result in a right of termination or acceleration under, (vi) give rise to any obligation to make payments or provide compensation under, (vii) result in the creation of any Encumbrance (other than Permitted Encumbrances) upon any of the properties or assets of such Shareholder under, (viii) give rise to any obligation to obtain any third party consent from any Person or (ix) give any Person the right to declare a default, exercise any remedy, accelerate the maturity or performance, cancel, terminate or modify any right, benefit, obligation or other term under, any of the terms, conditions or provisions of, any material Contract of such Shareholder, except for any deviations from any of the foregoing clauses (b) or (c) that has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of such Shareholder to enter into and perform this Agreement and to consummate the transactions contemplated hereby.

1.5 Subject Shares. Such Shareholder is the sole legal and beneficial owner of the Company Shares set forth opposite such Shareholder’s name on Schedule A hereto, and all such Company Shares are owned by such Shareholder free and clear of all Encumbrances, other than Encumbrances pursuant to this Agreement, the Organizational Documents of the Company, the Shareholders’ Agreement or applicable federal or state securities Laws. Such Shareholder does not own legally or beneficially any shares of the Company other than the Subject Shares. Such Shareholder has the sole right to vote the Subject Shares, and none of the Subject Shares is subject to any voting trust or other agreement, arrangement or restriction with respect to the voting of the Subject Shares, except as contemplated by this Agreement. For the avoidance of doubt, the first sentence in this Section 1.5 refers to beneficial owner of the title to the Company Shares and does not refer to “beneficial owner” of such shares as the term is used under Section 13(d) of the Exchange Act.

1.6 Business Combination Agreement. Such Shareholder understands and acknowledges that SPAC, the Company and PubCo are entering into the Business Combination Agreement in reliance upon such Shareholder’s execution and delivery of this Agreement. Such Shareholder has received a copy of the Business Combination Agreement and is familiar with the provisions of the Business Combination Agreement.

1.7 Adequate Information. Such Shareholder is a sophisticated shareholder and has adequate information concerning the business and financial condition of SPAC, PubCo and the Company to make an informed decision regarding this Agreement and the transactions contemplated by the Business Combination Agreement and has independently and without reliance upon SPAC, PubCo or the Company and based on such information as such Shareholder has deemed appropriate, made its own analysis and decision to enter into this Agreement. Such Shareholder acknowledges that SPAC, PubCo and the Company have not made and do not make any representation or warranty, whether express or implied, of any kind or character except as expressly set forth in this Agreement. Such Shareholder acknowledges that the agreements contained herein with respect to the Subject Shares held by such Shareholder are irrevocable unless the Business Combination Agreement is terminated in accordance with its terms and shall only terminate upon the termination of this Agreement.

1.8 Restricted Securities. Such Shareholder acknowledges that any PubCo Ordinary Shares or other equity securities of PubCo constituting Shareholder Merger Consideration that may be issued to such Shareholder in connection with the Acquisition Merger (collectively, the “Consideration Securities”) may constitute “restricted securities” within the meaning of applicable U.S. federal and state securities Laws. Such Shareholder understands that the Consideration Securities may not be offered, sold, assigned or otherwise transferred unless (a) such securities are registered under the Securities Act and applicable state securities Laws, or (b) an exemption from such registration requirements is available. Such Shareholder further acknowledges that certificates or book-entry positions representing the Consideration Securities may bear a restrictive legend to the foregoing effect, subject to removal in accordance with applicable Law and the terms of the Business Combination Agreement and any applicable Registration Rights Agreement.

Article II.
Representations and Warranties of SPAC

SPAC hereby represents and warrants to PubCo, the Company and each Shareholder as follows:

2.1 Organization and Standing. SPAC is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Delaware. SPAC has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as presently conducted. SPAC is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the character of its properties or the nature of its activities makes such qualification or licensing necessary, except where the failure to be so qualified, licensed or in good standing would not reasonably be expected to prevent, materially delay or impair SPAC’s ability to perform its obligations under this Agreement or consummate the transactions contemplated hereby.

2.2 Authorization; Binding Agreement. SPAC has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the board of directors of SPAC and, other than the SPAC Shareholders’ Approval, no other corporate proceedings on the part of SPAC are necessary to authorize the execution and delivery of this Agreement or to consummate the transactions contemplated hereby. This Agreement has been or shall be when delivered, duly and validly executed and delivered by SPAC and, assuming the due authorization, execution and delivery of this Agreement by the other parties hereto, constitutes, or when delivered shall constitute, the valid and binding obligation of SPAC, enforceable against SPAC in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other applicable Laws now or hereafter in effect of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by applicable Laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

2.3 Governmental Approvals. No Governmental Order on the part of SPAC is required to be obtained or made in connection with the execution, delivery or performance by SPAC of this Agreement or the consummation by SPAC of the transactions contemplated hereby, other than (a) applicable requirements, if any, of the Securities Act, the Exchange Act, and/ or any state “blue sky” securities Laws, and the rules and regulations thereunder and (b) where the failure to obtain or make such Governmental Order or to make such filings or notifications has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of SPAC to enter into and perform this Agreement and to consummate the transactions contemplated hereby.

2.4 Non-Contravention. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and compliance with any of the provisions hereof by SPAC do not and will not (a) conflict with or violate any provision of the SPAC Charter, (b) conflict with or violate any Law or Governmental Order applicable to SPAC or any of its properties or assets, or (c) (i) violate, conflict with or result in a breach of, (ii) constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, (iii) result in the termination, withdrawal, suspension, cancellation or modification of, (iv) accelerate the performance required by SPAC under, (v) result in a right of termination or acceleration under, (vi) give rise to any obligation to make payments or provide compensation under, (vii) result in the creation of any Encumbrances (other than Permitted Encumbrances) upon any of the properties or assets of SPAC under, (viii) give rise to any obligation to obtain any third party consent from any Person or (ix) give any Person the right to declare a default, exercise any remedy, accelerate the maturity or performance, cancel, terminate or modify any right, benefit, obligation or other term under, any of the terms, conditions or provisions of, any material Contract of SPAC, except for any deviations from any of the foregoing clauses (b) or (c) that has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of SPAC to enter into and perform this Agreement and to consummate the transactions contemplated hereby.

Article III.
Representations and Warranties of PubCo

PubCo hereby represents and warrants to SPAC, the Company and each Shareholder as follows:

3.1 Organization and Standing. PubCo is an exempted company limited by shares duly incorporated, validly existing and in good standing under the Laws of the Cayman Islands. PubCo has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted. PubCo is duly qualified or licensed and in good standing to do business in each jurisdiction in which the character of the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary.

3.2 Authorization; Binding Agreement. PubCo has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the board of directors and shareholders of PubCo and no other corporate proceedings on the part of PubCo are necessary to authorize the execution and delivery of this Agreement or to consummate the transactions contemplated hereby. This Agreement has been or shall be when delivered, duly and validly executed and delivered by PubCo and, assuming the due authorization, execution and delivery of this Agreement by the other parties hereto, constitutes, or when delivered shall constitute, the valid and binding obligation of PubCo, enforceable against PubCo in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other applicable Laws now or hereafter in effect of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by applicable Laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

3.3 Governmental Approvals. No Governmental Order on the part of PubCo is required to be obtained or made in connection with the execution, delivery or performance by PubCo of this Agreement or the consummation by PubCo of the transactions contemplated hereby, other than (a) applicable requirements, if any, of the Securities Act, the Exchange Act, and/ or any state “blue sky” securities Laws, and the rules and regulations thereunder and (b) where the failure to obtain or make such Governmental Order or to make such filings or notifications has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of PubCo to enter into and perform this Agreement and to consummate the transactions contemplated hereby.

3.4 Non-Contravention. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and compliance with any of the provisions hereof by PubCo will not (a) conflict with or violate any provision of Organizational Documents of PubCo, (b) conflict with or violate any Law or Governmental Order applicable to PubCo or any of its properties or assets, or (c) (i) violate, conflict with or result in a breach of, (ii) constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, (iii) result in the termination, withdrawal, suspension, cancellation or modification of, (iv) accelerate the performance required by PubCo under, (v) result in a right of termination or acceleration under, (vi) give rise to any obligation to make payments or provide compensation under, (vii) result in the creation of any Encumbrances (other than Permitted Encumbrances) upon any of the properties or assets of PubCo under, (viii) give rise to any obligation to obtain any third party consent from any Person or (ix) give any Person the right to declare a default, exercise any remedy, accelerate the maturity or performance, cancel, terminate or modify any right, benefit, obligation or other term under, any of the terms, conditions or provisions of, any material Contract of PubCo, except for any deviations from any of the foregoing clauses (b) or (c) that has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of PubCo to enter into and perform this Agreement and to consummate the transactions contemplated hereby.

Article IV.
Representations and Warranties of the Company

The Company hereby represents and warrants to SPAC, PubCo and each Shareholder as follows:

4.1 Organization and Standing. The Company is a business company with limited liability duly incorporated, validly existing and in good standing (to the extent such concept is recognized under applicable Law) under the Laws of the British Virgin Islands. The Company has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted and the Company is duly qualified or licensed and in good standing to do business in each jurisdiction in which the character of the property owned, leased or operated by it or the nature of the business conducted by it makes such qualification or licensing necessary, except where the failure to be so qualified, licensed or in good standing would not reasonably be expected to prevent, materially delay or impair Company’s ability to perform its obligations under this Agreement or consummate the transactions contemplated hereby.

4.2 Authorization; Binding Agreement. The Company has all requisite corporate power and authority to execute and deliver this Agreement, to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by the board of directors and shareholders of the Company and, other than the Company Shareholders’ Approval, no other corporate proceedings on the part of the Company are necessary to authorize the execution and delivery of this Agreement or to consummate the transactions contemplated hereby. This Agreement has been or shall be when delivered, duly and validly executed and delivered by the Company and, assuming the due authorization, execution and delivery of this Agreement by the other parties hereto, constitutes, or when delivered shall constitute, the valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other applicable Laws now or hereafter in effect of general application affecting enforcement of creditors’ rights generally, and (ii) as limited by applicable Laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

4.3 Governmental Approvals. No Governmental Order on the part of the Company is required to be obtained or made in connection with the execution, delivery or performance by the Company of this Agreement or the consummation by the Company of the transactions contemplated hereby, other than (a) applicable requirements, if any, of the Securities Act, the Exchange Act, and/ or any state “blue sky” securities Laws, and the rules and regulations thereunder and (b) where the failure to obtain or make such Governmental Order or to make such filings or notifications has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of the Company to enter into and perform this Agreement and to consummate the transactions contemplated hereby.

4.4 Non-Contravention. The execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and compliance with any of the provisions hereof by the Company will not (a) conflict with or violate any provision of Organizational Documents of the Company, (b) conflict with or violate any Law or Governmental Order applicable to the Company or any of its properties or assets, or (c) (i) violate, conflict with or result in a breach of, (ii) constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, (iii) result in the termination, withdrawal, suspension, cancellation or modification of, (iv) accelerate the performance required by the Company under, (v) result in a right of termination or acceleration under, (vi) give rise to any obligation to make payments or provide compensation under, (vii) result in the creation of any Encumbrances (other than Permitted Encumbrances) upon any of the properties or assets of the Company under, (viii) give rise to any obligation to obtain any third party consent from any Person or (ix) give any Person the right to declare a default, exercise any remedy, accelerate the maturity or performance, cancel, terminate or modify any right, benefit, obligation or other term under, any of the terms, conditions or provisions of, any material Contract of the Company, except for any deviations from any of the foregoing clauses (b) or (c) that has not had, and would not reasonably be expected to have, individually or in the aggregate, a material adverse effect on the ability of the Company to enter into and perform this Agreement and to consummate the transactions contemplated hereby.

Article V.
Agreement to Vote; Certain Other Covenants of the Shareholders

Each Shareholder covenants and agrees with SPAC, PubCo and the Company during the term of this Agreement as follows:

5.1 Agreement to Vote.

(a) In Favor of Acquisition Merger and the Company Shareholders’ Approval. At any meeting of the shareholders of the Company or any class thereof called to seek the Company Shareholders’ Approval, or at any adjournment or postponement thereof, or in connection with any written consent of the shareholders of the Company or any class thereof, or in any other circumstance upon which a vote, consent or other approval with respect to the Business Combination Agreement, the Acquisition Merger or the other transactions contemplated thereby is sought, such Shareholder shall (i) if a meeting is held, appear at such meeting in person or by proxy (or otherwise cause its Subject Shares to be counted as present) for purposes of establishing a quorum; and (ii) vote (or cause to be voted), including by class vote and/or written consent, as applicable, all of its Subject Shares in favor of the Company Shareholders’ Approval and the approval of the Acquisition Merger and the other transactions contemplated by the Business Combination Agreement; provided, that if there are insufficient votes to obtain the Company Shareholders’ Approval at such meeting, such Shareholder shall vote in favor of any proposal to adjourn or postpone such meeting to a later date to solicit additional proxies or consents.

(b)  Against Other Transactions. At any meeting of the shareholders of the Company or any class thereof, or at any adjournment or postponement thereof, or in connection with any written consent of the shareholders of the Company or any class thereof, or in any other circumstance in which such Shareholder’s vote, consent or other approval is sought with respect to the Business Combination Agreement, the Acquisition Merger or the other transactions contemplated thereby, such Shareholder shall:

(i) if a meeting is held, appear at such meeting in person or by proxy or otherwise cause the Subject Shares to be counted as present at such meeting for purposes of establishing a quorum; and

(ii) vote (or cause to be voted) the Subject Shares (including by proxy, withholding class vote and/or written consent, if applicable) against (i) any business combination agreement, merger agreement or merger (other than the Business Combination Agreement and the Acquisition Merger), scheme of arrangement, business combination, consolidation, combination, sale of substantial assets, reorganization, recapitalization, dissolution, liquidation or winding up of or by the Company or any public offering of any Equity Securities of the Company or any of its Subsidiaries or any successor entity of the Company or such Subsidiary (other than any such transaction permitted under the Business Combination Agreement), (ii) any Company Acquisition Proposal, and (iii) any amendment of Organizational Documents of the Company or other proposal or transaction involving the Company or any of its Subsidiaries, which amendment or other proposal or transaction would be reasonably likely to in any material respect impede, interfere with, delay or attempt to discourage, frustrate the purposes of, result in a breach by the Company of, prevent or nullify any provision of the Business Combination Agreement or any other Transaction Document, the Initial Merger, the Acquisition Merger, any other Transaction or change in any manner the voting rights of any class of the Company’s share capital.

(c)  Revoke Other Proxies. Such Shareholder represents and warrants that any proxies or powers of attorney heretofore given in respect of the Subject Shares that may still be in effect are not irrevocable, and such proxies or powers of attorney have been or are hereby revoked.

(d) Irrevocable Proxy and Power of Attorney. Such Shareholder hereby unconditionally and irrevocably grants to, and appoints PubCo (or any designee of PubCo) as such Shareholder’s proxy and attorney-in-fact (with full power of substitution), for and in the name, place and stead of such Shareholder, to vote the Subject Shares, or grant a written consent or approval in respect of the Subject Shares in a manner consistent with Section 5.1. Such Shareholder understands and acknowledges that the Company, PubCo and SPAC are entering into the Business Combination Agreement in reliance upon such Shareholder’s execution and delivery of this Agreement. Such Shareholder hereby affirms that the irrevocable proxy and power of attorney set forth in this Section 5.1(d) is given in connection with the execution of the Business Combination Agreement, and that such irrevocable proxy and power of attorney is given to secure the performance of the duties of such Shareholder under this Agreement. Such Shareholder hereby further affirms that the irrevocable proxy and power of attorney is coupled with an interest and may under no circumstances be revoked. Such Shareholder hereby ratifies and confirms all that such proxy and attorney may lawfully do or cause to be done by virtue hereof. SUCH IRREVOCABLE PROXY AND POWER OF ATTORNEY IS EXECUTED AND INTENDED TO BE IRREVOCABLE. The irrevocable proxy and power of attorney granted hereunder shall only terminate upon the termination of this Agreement.

5.2 No Transfer. Except for (a) Transfers pursuant to the Acquisition Merger in accordance with the Business Combination Agreement, (b) Transfers by such Shareholder to a wholly owned affiliate of such Shareholder (provided that such affiliate executes and delivers to PubCo, SPAC and the Company a written joinder agreeing to be bound by the terms of this Agreement), or (c) Transfers approved in writing by PubCo, SPAC and the Company, from the date of this Agreement until the termination of this Agreement, such Shareholder shall not, directly or indirectly, sell, transfer, assign, pledge, encumber, hedge, hypothecate or otherwise dispose of (including by gift, tender, exchange offer, merger, operation of law or otherwise), or enter into any Contract, option or other arrangement with respect to the transfer of, any Subject Shares (each, a “Transfer”); grant any proxy (other than as expressly contemplated by this Agreement), enter into any voting agreement, voting trust, voting deed or similar arrangement, or otherwise agree to vote or dispose of any Subject Shares in a manner inconsistent with this Agreement; take any action that would reasonably be expected to render any representation or warranty of such Shareholder contained herein untrue or incorrect or that would prevent or materially delay such Shareholder from performing its obligations under this Agreement; or agree or commit to take any of the foregoing actions. Any purported Transfer in violation of this Section 5.2 shall be null and void ab initio. Such Shareholder hereby authorizes and instructs the Company to cause a stop-transfer notation to be placed in the Company’s register of members (or, if applicable, to notify the Company’s transfer agent or other Person maintaining such register) with respect to all Subject Shares and agrees not to request that the Company register any Transfer of any Subject Shares in violation of this Section 5.2.

5.3 Waiver of Dissenters’ Rights. Such Shareholder hereby irrevocably waives, and agrees not to exercise or assert, any dissenters’ rights under Section 179 of the BVI Act and any other similar statute in connection with the Acquisition Merger and the Business Combination Agreement.

5.4  New Shares. In the event that prior to the Acquisition Closing (i) any Company Shares or other securities of the Company are issued or otherwise distributed to a Shareholder pursuant to any share dividend or distribution, or any change in any of the Company Shares or other share capital of the Company by reason of any share split-up, subdivision, recapitalization, combination, reverse share split, consolidation, exchange of shares or the like, (ii) a Shareholder acquires legal or beneficial ownership of any Company Shares after the date of this Agreement, or (iii) a Shareholder acquires the right to vote or share in the voting of any Company Shares after the date of this Agreement (collectively, the “New Securities”), the terms “Subject Shares” shall be deemed to refer to and include such New Securities (including all such share dividends and distributions and any securities into which or for which any or all of the Subject Shares may be changed or exchanged into).

5.5 Shareholders’ Consent, Authorization or Approval. Each Shareholder hereby irrevocably agrees and confirms that, insofar as (i) such Shareholder’s consent, authorization or approval is required, or (ii) such Shareholder forms part of a class of Company Shareholders whose consent, authorization or approval is required, in any such case in respect of or in connection with the transactions contemplated by the Business Combination Agreement and the other Transaction Documents, including the matters as set out in Section 5.7 (Reserved Matters) of the Shareholders’ Agreement, such Shareholder hereby grants, provides and gives such consent, authorization or approval, and all specific resolutions that may be required to have been adopted by such Shareholder or class of shareholders in connection with the transactions contemplated by the Business Combination Agreement and the other Transaction Documents are hereby deemed adopted and approved by such Shareholder.

5.6 Mutual Releases.

(a) Shareholder Release. Each Shareholder, on his own behalf and on behalf of each of his controlled affiliates (other than the Company or any of the Company’s Subsidiaries) and each of his heirs, successors, assigns and executors (each, a “Shareholder Releasor”), effective as at the Acquisition Effective Time, shall be deemed to have, and hereby does, irrevocably, unconditionally, knowingly and voluntarily release, waive, relinquish and forever discharge PubCo, the Company, SPAC, their respective Subsidiaries and each of their respective successors, assigns, heirs, executors, officers, directors, partners, managers and employees (in each case in their capacity as such) (each, a “Shareholder Releasee”), from (x) any and all obligations or duties PubCo, the Company, SPAC or any of their respective Subsidiaries has prior to or as of the Acquisition Effective Time to such Shareholder Releasor or (y) all claims, demands, Liabilities, defenses, affirmative defenses, setoffs, counterclaims, actions and causes of action of whatever kind or nature, whether known or unknown, which any Shareholder Releasor has prior to or as of the Acquisition Effective Time, against any Shareholder Releasee arising out of, based upon or resulting from any Contract, transaction, event, circumstance, action, failure to act or occurrence of any sort or type, whether known or unknown, and which occurred, existed, was taken, permitted or begun prior to the Acquisition Effective Time (except in the event of fraud on the part of a Shareholder Releasee); provided, however, that nothing contained in this Section 5.6(a) shall release, waive, relinquish, discharge or otherwise affect the rights or obligations of such Shareholder (i) arising under this Agreement, the Business Combination Agreement or the other Transaction Documents, including the right to receive PubCo Class A Ordinary Shares or PubCo Class B Ordinary Shares, as applicable, at the Acquisition Merger Effective Time and for any amounts owed pursuant to the terms set forth therein, (ii) for indemnification or contribution, in any Shareholder Releasor’s capacity as an officer or director of the Company, whether under Contract, the Company Charter or otherwise, (iii) arising under any then-existing insurance policy of the Company or PubCo, (iv) pursuant to a contract and/or policy of the Company, to reimbursements for reasonable and necessary business expenses incurred and documented prior to the Acquisition Effective Time, (v) any employment compensation or benefits matter owed to Shareholder Releasor in his or her capacity as a director, manager, officer or employee of PubCo, the Company, or their respective affiliates or Subsidiaries, (vi) any employment agreement, restricted share unit award agreement, confidentiality agreement, non-competition agreement or any other agreement of similar nature entered into in the Ordinary Course with such Shareholder, (vii) any Liabilities of a Shareholder Releasee in connection with any future transactions between the parties that are not related to the Business Combination Agreement, the Transactions, the other Transaction Documents, or the transactions contemplated thereby, or (viii) for any claim for fraud.

(b) Company Release. Each of PubCo, the Company, SPAC and their respective Subsidiaries and each of its and their successors, assigns and executors (each, a “Company Releasor”), effective as at the Acquisition Effective Time, shall be deemed to have, and hereby does, irrevocably, unconditionally, knowingly and voluntarily release, waive, relinquish and forever discharge each Shareholder and his successors, assigns, heirs and executors (each, a “Company Releasee”), from (x) any and all obligations or duties such Company Releasee has prior to or as of the Acquisition Effective Time to such Company Releasor, (y) all claims, demands, Liabilities, defenses, affirmative defenses, setoffs, counterclaims, actions and causes of action of whatever kind or nature, whether known or unknown, which any Company Releasor has, may have or might have or may assert now or in the future, against any Company Releasee arising out of, based upon or resulting from any Contract, transaction, event, circumstance, action, failure to act or occurrence of any sort or type, whether known or unknown, and which occurred, existed, was taken, permitted or begun prior to the Acquisition Effective Time (except in the event of fraud on the part of a Company Releasee); provided, however, that nothing contained in this Section 5.6(b) shall release, waive, relinquish, discharge or otherwise affect the rights or obligations of any Company Releasor (i) arising under this Agreement, the Business Combination Agreement or the other Transaction Documents or (ii) for any claim for fraud.

Article VI.
Shareholder Lock-Up

6.1 Shareholder Lock-Up. Subject to the consummation of the Acquisition Merger, each Shareholder covenants and agrees not to, during the Applicable Period, without the prior written consent of the board of directors of PubCo, Transfer any PubCo Ordinary Shares received by it as a result of the Acquisition Merger and any PubCo Ordinary Shares received upon settlement of Equity Securities issued by PubCo under the PubCo Incentive Plans after the Acquisition Closing (the “Lock-Up Shares”); provided, however, that the foregoing shall not apply to:

(a) Transfers to a partnership, limited liability company or other entity of which such Shareholder is the legal and beneficial owner of all of the outstanding equity securities or similar interests;

(b) if such Shareholder is a natural person, Transfers (A) by gift to any member of such Shareholder’s Immediate Family; (B) to a family trust, established for the exclusive benefit of such Shareholder or any of his Immediate Family for estate planning purposes; (C) by virtue of laws of descent and distribution upon death of such Shareholder; or (D) pursuant to a court order or settlement agreement related to the distribution of assets in connection with the dissolution of marriage or civil union;

(c) if such Shareholder is not a natural person, Transfers (A) to another Person that is an affiliate of the Shareholder, or to any investment fund or other entity Controlling, Controlled by, managing or managed by or under common Control with the Shareholder or its affiliates or who shares a common investment advisor with the Shareholder; (B) as part of a distribution to members, partners or shareholders of the Shareholder via dividend or share repurchase; or (C) by gift to a charitable organization or to a charitable foundation;

(d) if such Shareholder is not a natural person, Transfers by virtue of the Laws of the state of the Shareholder’s organization and the Shareholder’s Organizational Documents upon dissolution of the Shareholder;

(e) the issuance of PubCo Ordinary Shares in settlement of Equity Securities issued by PubCo under the PubCo Incentive Plans and any related transfer of PubCo Ordinary Shares to PubCo in connection therewith (A) deemed to occur upon “net settlement” of such Equity Securities or (B) for the purpose of paying the settlement price of such Equity Securities or for paying taxes due as a result of the settlement of such Equity Securities, it being understood that all PubCo Ordinary Shares received upon such settlement or transfer will remain subject to the restrictions of this Article VI during the Applicable Period;

(f) Transfers relating to PubCo Ordinary Shares or other securities convertible into or exercisable or exchangeable for PubCo Ordinary Shares acquired in open market transactions after the Acquisition Closing;

(g) the entry, at any time after the Acquisition Closing, by a Shareholder into any trading plan providing for the sale of PubCo Ordinary Shares meeting the requirements of Rule 10b5-1(c) under the Exchange Act, provided that such plan does not provide for, or permit, the sale of any PubCo Ordinary Shares during the Applicable Period insofar as it relates to the applicable Lock-Up Shares and no public announcement or filing is voluntarily made or required regarding such plan during the Applicable Period insofar as it relates to the applicable Lock-Up Shares;

(h) Transfers in the event of completion of a liquidation, merger, exchange of shares or other similar transaction which results in all of PubCo’s shareholders having the right to exchange their PubCo Ordinary Shares for cash, securities or other property; and

(i) pledges of Lock-Up Shares by a holder thereof that create a mere security interest in such Lock-Up Shares pursuant to a bona fide loan or indebtedness transaction so long as such holder continues to control the exercise of the voting rights of such pledged Lock-Up Shares (as well as any foreclosure on such pledged Lock-Up Shares so long as the transferee in such foreclosure agrees to become a party to this Agreement and be bound by all obligations applicable to a Shareholder, provided that such agreement shall only take effect in the event that the transferee takes possession of the Lock-Up Shares as a result of foreclosure); provided, further, however, that in the case of clauses (a) through (d) and (i), these permitted transferees shall enter into a written agreement, in substantially the form of this Article VI, agreeing to be bound by the restrictions on Transfer of Lock-Up Shares prior to such Transfer.

6.2 No Amendment or Waiver. Neither the Company nor PubCo shall amend or waive the lock-up restriction agreed with any of the Shareholders hereunder, unless the Company or PubCo, as the case may be, extends such amendment and/or waiver to (a) all Shareholders which are party hereto and (b) the Sponsor with respect to the lock-up restrictions in the Sponsor Support Agreement, under the same terms and conditions (including, for the avoidance of doubt, the timing of any release from such lock-up restriction) and on a pro rata basis. The Company and PubCo shall provide at least five (5) Business Days’ advance written notice to all Shareholders which are party hereto of any such amendment or waiver.

6.3 Certain Definitions For purposes of this Article VI:

(a) “affiliate” shall have the meaning set forth in Rule 405 under the Securities Act;

(b) “Applicable Period” means the period commencing on the Acquisition Closing Date and ending:

(i) for all PubCo Ordinary Shares the Significant Shareholder or any of its controlled affiliate(s) is entitled to receive as Acquisition Merger Consideration and upon settlement of the Equity Securities issued by PubCo under the PubCo Incentive Plans (collectively, the “Significant Shareholder Lock-Up Shares”), on the earliest of (x) nine (9) months after the Acquisition Closing Date, (y) the date following the Acquisition Closing Date on which the PubCo completes a liquidation, merger, share exchange or other similar transaction that results in all of the PubCo’s shareholders having the right to exchange their PubCo Ordinary Shares for cash, securities or other property, and (z) the date on which the last reported sale price of the PubCo Class A Ordinary Shares equals or exceeds $12.50 per share (as adjusted for share splits, share combinations, share dividends, reorganizations, recapitalizations and the like) for any twenty (20) trading days within any thirty- (30) trading day period commencing at least one sixty (60) days after the Acquisition Closing Date; and

(ii) for all PubCo Ordinary Shares any Shareholder (other than the Significant Shareholder or any of its controlled affiliates(s)) is entitled to receive as Acquisition Merger Consideration and upon settlement of the Equity Securities issued by PubCo under the PubCo Incentive Plans, on the earlier of (x) (9) months after the Acquisition Closing Date, and (y) the date following the Acquisition Closing Date on which PubCo completes a liquidation, merger, share exchange or other similar transaction that results in all of PubCo’s shareholders having the right to exchange their PubCo Ordinary Shares for cash, securities or other property;

(c) “Immediate Family” shall mean, as to a natural person, such individual’s spouse, former spouse, domestic partner, child (including by adoption), father, mother, brother or sister, and lineal descendant (including by adoption) of any of the foregoing persons; and

(d) “Significant Shareholder” means a Person that has beneficial ownership of, or control or direction over, whether direct or indirect, or a combination of beneficial ownership of, and control or direction over, whether direct or indirect, securities of an issuer carrying more than five (5) per cent of the voting rights attached to all the Company’s outstanding voting securities.

Article VII.
Additional Agreements of the Parties

7.1 Existing Shareholder Agreements. Each of the Shareholders and the Company hereby agrees that, in accordance with the terms thereof, (i) the Shareholders’ Agreement, (ii) any rights of such Shareholder under the Shareholders’ Agreement and (iii) any rights under any other agreement providing for redemption rights, put rights, purchase rights or other similar rights not generally available to the shareholders of the Company, shall be terminated effective as of the Acquisition Effective Time, and thereupon shall be of no further force or effect, without any further action on the part of any of the Shareholders or the Company, and neither the Company, the Shareholders, nor any of their respective affiliates or subsidiaries shall have any further rights, duties, liabilities or obligations thereunder and each Shareholder and the Company hereby releases in full any and all claims with respect thereto with effect on and from the Acquisition Effective Time.

7.2 Termination. This Agreement shall terminate upon the earliest of (i) the Acquisition Effective Time (provided, however, that upon such termination, Section 5.3, this Section 7.2, Section 7.3, Section 8.1 and Section 8.2 shall survive indefinitely) and (ii) the termination of the Business Combination Agreement in accordance with its terms, and upon such termination, no party shall have any liability hereunder other than for its actual fraud or for its willful and material breach of this Agreement prior to such termination.

7.3 Additional Matters. Each Shareholder shall, from time to time, (i) execute and deliver, or cause to be executed and delivered, such additional consents, documents and other instruments as PubCo, SPAC or the Company may reasonably request for the purpose of effectuating the transactions contemplated by this Agreement, the Business Combination Agreement and the other Transaction Documents, and (ii) refrain from exercising any veto right, consent right or similar right (whether under the Organizational Documents of the Company, the BVI Act, or otherwise) that would reasonably be expected to impede, disrupt, prevent or materially delay the consummation of the Acquisition Merger or the other transactions contemplated by the Business Combination Agreement.

Article VIII.
General Provisions

8.1 Notice. All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or sent by overnight courier (providing proof of delivery) to the Company, PubCo and SPAC in accordance with Section 11.3 of the Business Combination Agreement and to each Shareholder at its address set forth set forth on Schedule A hereto (or at such other address for a party as shall be specified by like notice).

8.2 Miscellaneous. The provisions of Section 1.02 and Article XI of the Business Combination Agreement are incorporated herein by reference, mutatis mutandis, as if set forth in full herein.

[Signature pages follow]

IN WITNESS WHEREOF, each party has duly executed and delivered this Agreement, all as of the date first written above as a deed.

EXECUTED AND DELIVERED AS A DEED for and on behalf of:

SMART KREATE GROUP LIMITED

Signature:

Name:	CHIU Ka Ki

Title:	Director

In the presence of:

Witness

Signature:

Print Name:

[Signature Page to Shareholders Support Agreement and Deed]

IN WITNESS WHEREOF, each party has duly executed and delivered this Agreement, all as of the date first written above as a deed.

EXECUTED AND DELIVERED AS A DEED for and on behalf of:

Quetta Acquisition Corporation

Signature:

Name:

Title:

In the presence of:

Witness

Signature:

Print Name:

[Signature Page to Shareholders Support Agreement and Deed]

IN WITNESS WHEREOF, each party has duly executed and delivered this Agreement, all as of the date first written above as a deed.

EXECUTED AND DELIVERED AS A DEED for and on behalf of:

Smart Kreate Group Limited

Signature:

Name:	CHIU Ka Ki

Title:	Director

In the presence of:

Witness

Signature:

Print Name:

[Signature Page to Shareholders Support Agreement and Deed]

IN WITNESS WHEREOF, each party has duly executed and delivered this Agreement, all as of the date first written above as a deed.

EXECUTED AND DELIVERED AS A DEED for and on behalf of:

For Shareholders which are Entities:	For Shareholders who are Natural Persons:

Signature:	Signature:
Name:	Name:
Title:

In the presence of:	In the presence of:

Witness	Witness

Name:	Name:
Title:	Title:

[Signature Page to Shareholders Support Agreement and Deed]

ANNEX I

FORM OF SPOUSAL CONSENT

Dated ____, 2026

The undersigned represents and warrants that the undersigned is the spouse of:

[Name of Shareholder]

The undersigned acknowledges that he or she has read and is familiar with the terms of (a) that certain Shareholder Support Agreement and Deed (the “Support Agreement”), dated as of March __, 2026, by and among SMART KREATE GROUP LIMITED, an exempted company limited by shares incorporated under the laws of the Cayman Islands (“PubCo”), Quetta Acquisition Corporation, a Delaware corporation (“SPAC”), Smart Kreate Group Limited, a business company with limited liability incorporated under the laws of the British Virgin Islands (the “Company”), and the other parties signatory thereto, and (b) that certain Business Combination Agreement, dated as of March __, 2026 (as amended from time to time, the “Business Combination Agreement”), by and among PubCo, SPAC, SKG Merger Sub 1 Limited, a Cayman Islands exempted company and a wholly owned subsidiary of PubCo (“Merger Sub 1”), SKG Merger Sub 2 Limited, a business company with limited liability incorporated under the laws of the British Virgin Islands (“Merger Sub 2”), and the Company.

The undersigned hereby acknowledges and agrees that any Subject Shares (as defined in the Support Agreement) now or hereafter owned by the undersigned’s spouse are subject to the terms and conditions of the Support Agreement and that the undersigned has no right, title or interest in such Subject Shares except as expressly provided under applicable Law. The undersigned further agrees to be bound by the terms of the Support Agreement to the extent necessary to give effect to the provisions thereof and waives any and all rights or claims inconsistent with the terms of the Support Agreement.

The undersigned hereby acknowledges and agrees that any Subject Shares (as defined in the Support Agreement) now or hereafter owned by the undersigned’s spouse are subject to the terms and conditions of the Support Agreement and that the undersigned has no right, title or interest in such Subject Shares except as expressly provided under applicable Law. The undersigned further agrees that his or her community property or quasi-community property interest, if any, in such Subject Shares and any other property subject to the Support Agreement shall be irrevocably bound by the terms of the Support Agreement and any amendment, modification, waiver or termination thereof executed by the undersigned’s spouse. The undersigned hereby waives any and all rights or claims inconsistent with the Support Agreement and agrees that the Support Agreement shall be binding upon the undersigned and the undersigned’s heirs, executors, administrators and assigns. The undersigned further authorizes the undersigned’s spouse to enter into, amend, modify, waive or terminate the Support Agreement on behalf of the undersigned’s community or quasi-community property interest, and agrees that any such action shall be binding on the undersigned to the same extent as if the undersigned had executed such instrument directly.

[Signature Page to Shareholders Support Agreement and Deed]

EXECUTED AND DELIVERED AS A DEED for and on behalf of:

Name:

In the presence of:

Witness:

Name: